UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

VINEBROOK HOMES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2515 McKinney Avenue, Suite 1100 Dallas, Texas, 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 463-6697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Updated Net Asset Value

On August 24, 2021, VineBrook Homes Trust, Inc. (the “Company”) determined that its net asset value (“NAV”) per share of its common stock, par value $0.01 per share, calculated on a fully diluted basis was $43.76 as of July 31, 2021.

Implementation of Amended Valuation Methodology

Effective for valuations beginning on July 31, 2021, the Company implemented an amended and restated valuation methodology (the “Green Street Valuation Methodology”). Under the Green Street Valuation Methodology, Green Street Advisers, LLC (“Green Street”) calculates a preliminary NAV by valuing the portfolio in accordance with the Green Street Valuation Methodology. Green Street then recommends the preliminary NAV to NexPoint Real Estate Advisors V, L.P. (the “Adviser”). Based on this recommendation, the Adviser then calculates transaction costs in the same process used in the Company’s prior valuation methodology and makes any other adjustments, including costs of internalization, determined necessary to recommend NAV to the pricing committee (the “Pricing Committee”) of the board of directors of the Company. Based off this recommendation, the Pricing Committee then determines NAV. For a more complete description of the Green Street Valuation Methodology, see “Item I. Business—Net Asset Value—Amended Valuation Methodology” in the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on April 30, 2021, as subsequently amended, such description which is hereby incorporated by reference into this Item 7.01.

The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, unless it is specifically incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Assistant Secretary and Treasurer

Date: August 24, 2021